Exhibit 99.1

CHC HELICOPTER’S TRANSFORMATION

HELPS DRIVE STRONG Q4, FULL-YEAR PERFORMANCE

•	Company Ends Fiscal 2012 With the Year’s Highest Quarterly Revenue
•	Revenue Increases at High Double-Digit Rates for Quarter, Year
•	Profitability Growth Runs Significantly Ahead of Revenue Increase

July 10, 2012—Vancouver, British Columbia, Canada—Continued progress against an ambitious plan to both raise the bar on customer value and improve its own operating efficiency contributed to strong financial results during CHC’s fiscal fourth-quarter 2012.

CHC’s revenue for the period ended April 30 increased 18 percent to $453 million—the highest quarterly level for fiscal 2012. The company reported a net loss of $48 million for the period. EBITDAR, CHC’s primary measure of operating profitability, was $111 million and EBITDA was $64 million, up 31 and 42 percent, respectively.

EBITDAR and EBITDA also grew faster than revenue for the full fiscal year. EBITDAR rose 25 percent and EBITDA increased 43 percent, compared with revenue that was up 17 percent, to $1.69 billion.

	Fourth Quarter			Fiscal Year
(in millions)	FY12	FY11	Change(ii)	FY12	FY11	Change(ii)
Revenue	$453	$384	18%	$1,693	$1,445	17%
EBITDAR(i)	$111	$85	31%	$421	$335	25%
EBITDA(i)	$64	$45	42%	$244	$171	43%

(i)	See reconciliation to GAAP measures below.
(ii)	All growth rates in this release are year-over-year unless otherwise noted.

CHC President and Chief Executive Officer William Amelio said the strong fourth-quarter and full-year results only begin to illustrate what’s possible as CHC streamlines and sharpens its execution in the midst of broad, fast-growing demand for flying and maintenance/repair/overhaul (MRO) services.

“Over the years, helicopter operators like CHC grew rapidly through acquisition, establishing big geographic footprints,” said Mr. Amelio. “When you do that, driving consistent tools, systems and processes sometimes takes a back seat, resulting in inefficiency.

“What our people are doing now is dramatically changing CHC—finding the best practices and transformative technologies, creating new ones where we need to, and applying them around the world. We believe that’s starting to set us apart from competitors.”

Mr. Amelio said that transformation is expected to produce even higher levels of safety and value for customers, along with rapid and profitable growth for CHC.

BUSINESS HIGHLIGHTS

Helicopter Services (flying):

•	Double-digit Q4 growth in flying-services revenue was led by Australasia, Americas, Western North Sea and Africa Euro Asia. EBITDAR for the quarter rose faster than revenue.

•

Two weeks ago CHC introduced Peter Bartolotta as chief operating officer and president of the Helicopter Services segment, succeeding John Graber. According to Mr. Amelio, Mr. Bartolotta brings with him strong operating expertise and a record of accomplishment in executive roles with leading companies such as Lenovo Corp., AlliedSignal/Honeywell and IBM.

•

The company is among Stage 2 bidders for a large-scale contract to provide search-and-rescue flight services to the United Kingdom government. Expectations are that the contract will be formally tendered in August and awarded in early 2013. In the fourth quarter, CHC received a four-year contract for certain interim U.K. SAR services.

•

CHC believes its new partner in Nigeria could obtain its air operating certificate, or AOC, in August. The business there has plans in place for an initial base in Snake Island and one to follow at Port Harcourt.

•

The company recently contracted to acquire several new twin-engine aircraft: 10 AgustaWestland 139s over the next several years, plus four Sikorsky 92s between now and the end of 2014, with options for additional volumes of both models. Those new aircraft are in addition to more than 20 Eurocopter EC225 heavy helicopters CHC is procuring over several years into 2016. The acquisitions are being driven by strong demand, and will increase the company’s global fleet coverage and flexibility.

Heli-One (MRO):

•

Q4 revenue from MRO services was up more than one-third from last year. While that included a healthy increase for work on CHC aircraft, revenue from contracts with other operators—a major part of Heli-One’s growth plan—jumped more than 80 percent in the quarter.

•	Heli-One-led initiatives to improve management of key components, including better collaboration with helicopter manufacturers, are contributing to rising availability of CHC aircraft.

•

Recent MRO contract wins included a 10-year agreement with the German Border Police, and for significant power-by-the-hour services with Pelita Air Service and Era Helicopters, covering a total of 12 aircraft deployed in Europe, Brazil, the Gulf of Mexico and the South China Sea.

•

Last week Heli-One confirmed that it is opening a new operation in Rzeszow, Poland. The operation—which is in addition to existing facilities in Boundary Bay, British Columbia, Canada; Stavanger, Norway; and Fort Collins, Colo., in the United States—will extend the company’s reach, putting it closer to existing and future customers across Europe.

CHC Helicopter is a leader in enabling customers to go further, do more and come home safely, including oil and gas companies, government search-and-rescue agencies and organizations requiring helicopter maintenance, repair and overhaul services through the Heli-One division. The company is headquartered in Vancouver and operates more than 250 aircraft in about 30 countries around the world.

#####

Segment Performance

(Expressed in thousands of United States dollars)

Segment Third Party Revenue
	For the quarter ended April 30,		For the year ended April 30,
	2012	2011	2012	2011
Helicopter Services	$388,344	$347,922	$1,520,223	$1,311,983
MRO	62,772	34,250	166,479	129,222
Corporate and Other	1,841	1,952	5,837	4,255

Consolidated totals	$452,957	$384,124	$1,692,539	$1,445,460

EBITDAR and EBITDA Summary

	XXXXXXX	XXXXXXX	XXXXXXX	XXXXXXX
	For the quarter ended April 30,		For the year ended April 30,
	2012	2011	2012	2011
Helicopter Services	$102,219	$87,870	$413,401	$370,382
MRO	34,440	16,629	88,914	43,562
Corporate and Other	(25,434)	(19,534)	(81,737)	(78,568)

Consolidated EBITDAR (i)	111,225	84,965	420,578	335,376
Less: aircraft lease and associated costs	(47,717)	(40,059)	(176,685)	(164,828)

Consolidated EBITDA (i)	$63,508	$44,906	$243,893	$170,548

(i)	See reconciliations to GAAP measures below.

Consolidated Statement of Earnings

(Expressed in thousands of United States dollars)

	For the quarter ended		For the year ended
	April 30 2012	April 30 2011	April 30 2012	April 30 2011
Revenue	$452,957	$384,124	$1,692,539	$1,445,460

Operating Expenses
Direct costs	(368,544)	(318,206)	(1,381,900)	(1,211,680)
Earnings from equity accounted investees	1,202	1,066	2,844	2,159
General and administration costs	(22,107)	(22,078)	(69,590)	(65,391)
Amortization	(32,076)	(26,577)	(112,967)	(99,625)
Restructuring costs	(6,899)	(1,478)	(22,511)	(4,751)
Gain on disposal of assets	5,223	4,912	8,169	7,193
Recovery (impairment) of receivables and funded residual value guarantees	433	(2,824)	272	(1,919)
Impairment of intangible assets	(1,506)	(20,143)	(4,218)	(20,608)
Impairment of assets held for sale	(915)	(42)	(13,469)	(5,239)

	(425,189)	(385,370)	(1,593,370)	(1,399,861)

Operating income	27,768	(1,246)	99,169	45,599

Interest on long-term debt	(27,322)	(27,192)	(116,578)	(91,462)
Foreign exchange gain	9,598	17,203	1,795	17,916
Other financing charges	(1,050)	(7,814)	(15,062)	(67,036)

Income (loss) from continuing operations before tax	8,994	(19,049)	(30,676)	(94,983)

Income tax recovery (provision)	(50,099)	25,210	(48,217)	32,916

Income (loss) from continuing operations	(41,105)	6,161	(78,893)	(62,067)

Loss from discontinued operations, net of tax	(6,579)	(802)	(16,107)	(3,202)

Net earnings (loss)	($47,684)	$5,359	($95,000)	($65,269)

Net (loss) earnings attributable to:
Controlling interest	($49,304)	$5,766	($107,422)	($70,338)
Non-controlling interest	1,620	(407)	12,422	5,069

Net earnings	($47,684)	$5,359	($95,000)	($65,269)

Consolidated Statement of Cash Flows

(Expressed in thousands of United States dollars)

	For the quarter ended		For the year ended
	April 30 2012	April 30 2011	April 30 2012	April 30 2011
Cash provided by (used in):
Operating activities:
Net earnings (loss)	($47,684)	$5,359	($95,000)	($65,269)
Less: loss from discontinued operations, net of tax	(6,579)	(802)	(16,107)	(3,202)

Net earnings (loss) from continuing operations	(41,105)	6,161	(78,893)	(62,067)

Adjustments to reconcile net loss to cash flows provided by (used in) operating activities:
Amortization	32,076	26,577	112,967	99,625
Gain on disposal of assets	(5,223)	(4,912)	(8,169)	(7,193)
Impairment (recovery) of receivables and funded residual value guarantees	(433)	2,824	(272)	1,919
Impairment of intangible assets	1,506	20,143	4,218	20,608
Impairment of assets held for sale	915	42	13,469	5,239
Earnings from equity accounted investees	(1,202)	(1,066)	(2,844)	(2,159)
Deferred income taxes	41,280	(13,874)	32,172	(37,142)
Non-cash stock based compensation expense	(36)	(121)	735	1,655
Amortization of unfavourable contract credits	(2,865)	(14,371)	(11,548)	(22,868)
Amortization of lease related fixed interest rate obligations	(763)	(861)	(3,265)	(3,920)
Amortization of long-term debt and lease deferred financing costs	2,549	(428)	8,813	7,795
Write-off of unamortized transaction costs on the senior facility agreement	—	—	—	47,140
Non-cash accrued interest income on funded residual value guarantees	(1,721)	(1,726)	(7,358)	(6,923)
Mark to market loss (gain) on derivative instruments	(5,759)	16,075	5,380	9,350
Non-cash defined benefit pension expense	2,257	4,778	15,573	21,966
Defined benefit contributions and benefits paid	(4,394)	(6,522)	(44,480)	(30,117)
Increase to deferred lease financing costs	1,699	(519)	(6,981)	(2,621)
Unrealized loss (gain) on foreign currency exchange translation	(176)	4,873	(1,965)	8,529
Other	6,110	5,966	10,675	6,168
Decrease in cash resulting from changes in operating assets and liabilities	(8,864)	(22,237)	(22,626)	(12,694)

Cash provided by operating activities	15,851	20,802	15,601	42,290

Financing activities:
Sold interest in accounts receivable, net of collections	(15,454)	(19,364)	27,203	(25,309)
Proceeds from the senior secured notes	—	—	—	1,082,389
Repayment of the senior credit facility debt	—	—	—	(1,020,550)
Redemption of senior subordinated notes	—	—	—	(129)
Settlement of interest rate swap and other breakage fees	—	—	—	(45,711)
Proceeds from issuance of share capital	20,000	146	100,000	146
Long-term debt proceeds	267,853	125,000	867,853	262,800
Long-term debt and capital lease obligation repayments	(221,065)	(94,924)	(786,808)	(213,920)
Increase in senior secured notes, senior credit facility, and revolver deferred financing costs	(1,033)	(985)	(1,033)	(42,721)

Cash provided by (used in) financing activities	50,301	9,873	207,215	(3,005)

Investing activities:
Property and equipment additions	(123,576)	(48,431)	(376,624)	(228,804)
Proceeds from disposal of property and equipment	53,021	1,386	218,259	61,768
Proceeds from the sale of the flight training operations to CAE	—	29,779	—	29,779
Aircraft deposits, net of lease inception refunds	12,053	(12,319)	(47,307)	(28,253)
Restricted cash	(157)	12,540	(13,135)	4,755
Distribution from equity investments	198	—	1,134	—

Cash used in investing activities	(58,461)	(17,045)	(217,673)	(160,755)

Cash provided by (used in) continuing operations	7,691	13,630	5,143	(121,470)
Cash flows provided by (used in) discontinued operations:
Cash flows provided by (used in) operating activities	3,935	(877)	2,240	(1,032)
Cash flows provided by (used in) financing activities	(3,935)	877	(2,240)	1,032

Cash provided by (used in) discontinued operations	—	—	—	—
Effect of exchange rate changes on cash and cash equivalents	1,182	11,054	(18,517)	15,431

Increase (decrease) in cash and cash equivalents during the period	8,873	24,684	(13,374)	(106,039)
Cash and cash equivalents, beginning of period	46,674	44,237	68,921	174,960

Cash and cash equivalents, end of period	$55,547	$68,921	$55,547	$68,921

Consolidated Balance Sheets

(Expressed in thousands of United States dollars)

	For the year ended
	April 30 2012	April 30 2011
Assets

Current Assets:
Cash and cash equivalents	$55,547	$68,921
Receivables, net of allowance for doubtful accounts of $2.6 million and $0.5 million, respectively	266,115	222,565
Income taxes receivable	20,747	11,457
Deferred income tax assets	8,542	7,596
Inventories	90,013	102,224
Prepaid expenses	21,183	17,853
Other assets	33,195	36,234

	495,342	466,850
Property and equipment, net	1,026,860	1,133,499
Investments	24,226	23,548
Intangible assets	217,890	243,184
Goodwill	433,811	448,121
Restricted cash	25,994	13,219
Other assets	363,103	319,053
Deferred income tax assets	48,943	90,882
Assets held for sale	79,813	49,799

	$2,715,982	$2,788,155

Liabilities and Shareholder’s Equity

Current Liabilities:
Payables and accruals	$363,064	$364,848
Deferred revenue	23,737	24,183
Income taxes payable	43,581	29,132
Deferred income tax liabilities	11,729	13,035
Current facility secured by accounts receivable	45,566	21,571
Other liabilities	23,648	32,306
Current portion of long-term debt	17,701	106,642

	529,026	591,717
Long-term debt	1,269,379	1,184,844
Liabilities held for sale	—	1,608
Deferred revenue	43,517	37,799
Other liabilities	191,521	188,654
Deferred income tax liabilities	20,072	36,170

Total liabilities	2,053,515	2,040,792
Redeemable non-controlling interests	1,675	3,087
Capital stock: Par value 1 Euro;
Authorized and issued:
1,228,377,770 and 1,184,793,767, respectively	1,607,101	1,547,101
Contributed surplus	55,318	14,583
Deficit	(940,031)	(832,609)
Accumulated other comprehensive earnings (loss)	(61,596)	15,201

	$2,715,982	$2,788,155

Non-GAAP Financial Measures:

This earnings release includes non-GAAP financial measures, segment earnings before interest, taxes, depreciation, amortization and aircraft lease rent and associated costs (“segment EBITDAR (adjusted)”) referred to above as EBITDAR and earnings before interest, taxes, depreciation and amortization (“EBITDA”) that are not required by, or presented in accordance with U.S. GAAP. These non-GAAP measures are not performance measures under U.S. GAAP and should not be considered as alternatives to net earnings (loss) or any other performance or liquidity measures derived in accordance with GAAP. In addition, these measures may not be comparable to similarly titled measures of other companies. CHC has provided a reconciliation of these non-GAAP measures to the most directly comparable GAAP measure. CHC has chosen to include segment EBITDAR (adjusted) as we consider this to be a significant indicator of our financial performance and use this measure to assist us in allocating available capital resources. We have also included EBITDA as this measure may be useful to our debt holders as it correlates with Adjusted EBITDA, a non-GAAP measure. Adjusted EBITDA may provide useful information to investors as it is a measure used to calculate certain financial covenants related to our revolving credit facility and certain covenants in the indenture. CHC has provided a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure in the Annual Report on Form 10-K or below. We have also presented a detailed discussion of the reasons for including non-GAAP financial measures and the limitations associated with those measures as part of the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in the Annual Report on Form 10-K. CHC encourages investors to review these reconciliations and the non-GAAP discussion in conjunction with our presentation of these non-GAAP financial measures.

EBITDA—Non-GAAP Reconciliation

(Expressed in thousands of United States dollars)

	For the quarter ended April 30,		For the year ended April 30,
	2012	2011	2012	2011
Helicopter Services	$102,219	$87,870	$413,401	$370,382
MRO	34,440	16,629	88,914	43,562
Corporate and Other	(25,434)	(19,534)	(81,737)	(78,568)

Consolidated EBITDAR	111,225	84,965	420,578	335,376
Less: aircraft lease and associated costs	(47,717)	(40,059)	(176,685)	(164,828)

Consolidated EBITDA	63,508	44,906	243,893	170,548
Amortization	(32,076)	(26,577)	(112,967)	(99,625)
Restructuring costs	(6,899)	(1,478)	(22,511)	(4,751)
Gain on disposal of assets	5,223	4,912	8,169	7,193
Recovery (impairment) of receivables and funded residual value guarantees	433	(2,824)	272	(1,919)
Impairment of intangible assets	(1,506)	(20,143)	(4,218)	(20,608)
Impairment of assets held for sale	(915)	(42)	(13,469)	(5,239)

Operating income	27,768	(1,246)	99,169	45,599

Interest on long-term debt	(27,322)	(27,192)	(116,578)	(91,462)
Foreign exchange gain	9,598	17,203	1,795	17,916
Other financing charges	(1,050)	(7,814)	(15,062)	(67,036)

Income (loss) from continuing operations before tax	8,994	(19,049)	(30,676)	(94,983)
Income tax recovery (provision)	(50,099)	25,210	(48,217)	32,916

Income (loss) from continuing operations	(41,105)	6,161	(78,893)	(62,067)
Loss from discontinued operations, net of tax	(6,579)	(802)	(16,107)	(3,202)

Net earnings (loss)	($47,684)	$5,359	($95,000)	($65,269)

Forward Looking Statements:

This press release contains forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, projections, conclusions, forecasts and other statements are “forward-looking statements”. While these forward-looking statements represent our best current judgment, the actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking information contained herein. Such factors include, but are not limited to, the following: exchange rate fluctuations, trade credit risk, industry exposure, inflation, contract loss, inability to maintain government issued licenses, inability to obtain necessary aircraft or insurance, competition, political, economic and regulatory uncertainty, loss of key personnel, work stoppages due to labor disputes, and future material acquisitions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. The Company disclaims any intentions or obligations to update or revise any forward-looking information, whether as a result of new information, future events or otherwise. Please refer to our annual report on Form 10-K and other filings, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates or forward-looking statements made herein.